UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2025

ATYR PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37378	20-3435077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10240 Sorrento Valley Road, Suite 300 San Diego, CA		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 731-8389

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATYR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As reported in Item 5.07 below, at the 2025 Annual Meeting of Stockholders held on May 1, 2025 (the “Annual Meeting”) of aTyr Pharma, Inc. (the “Company”), the Company’s stockholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved an amendment to the Company’s 2015 Stock Option and Incentive Plan, as amended (the “2015 Stock Plan”), to increase the maximum number of shares of common stock reserved and available for issuance by 5,000,000 to 15,719,300. The amendment to the 2015 Stock Plan also, among other things, extends the term under which incentive stock options may be granted until February 26, 2035.

A summary of the 2015 Stock Plan, as amended, is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 19, 2025 (the “Proxy Statement”). The summary and the foregoing description of the 2015 Stock Plan, as amended, do not purport to be complete and are qualified in their entirety by reference to the full text of the 2015 Stock Plan, as amended, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the Company’s stockholders at the Annual Meeting:

(1) The election of two Class I directors, as nominated by the Board, to hold office until the 2028 annual meeting of stockholders or until their successors are duly elected and qualified;

(2) The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025;

(3) The approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement; and

(4) The approval of an amendment to the 2015 Stock Plan.

The number of shares of common stock entitled to vote at the Annual Meeting was 88,858,612. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 69,286,552. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of votes withheld, abstentions and broker non-votes, as applicable, with respect to each matter voted upon at the Annual Meeting are set forth below. Voting results are, when applicable, reported by rounding fractional share voting down to the nearest round number.

Proposal 1 – Election of Class I Directors.

Director Nominee	Votes For	Withhold	Broker Non-Vote
Paul Schimmel, Ph.D.	56,592,548	255,242	12,438,762
Sara L. Zaknoen, M.D.	48,990,895	7,856,895	12,438,762

Proposal 2 – Ratification of the appointment of Ernst and Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Abstain	Broker Non-Vote
68,905,147	175,747	205,658	—

Proposal 3 – Approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Votes For	Votes Against	Abstain	Broker Non-Vote
55,237,719	1,353,536	256,535	12,438,762

Proposal 4 – Approval of an amendment to the 2015 Stock Plan.

Votes For	Votes Against	Abstain	Broker Non-Vote
56,252,712	358,711	236,367	12,438,762

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	aTyr Pharma, Inc. 2015 Stock Option and Incentive Plan, as amended
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
 Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATYR PHARMA, INC.

	By:	/s/ Jill M. Broadfoot
Jill M. Broadfoot
Chief Financial Officer

Date: May 6, 2025